FS Investment Corporation 8-K

Exhibit 10.1

EXECUTION COPY

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 15, 2015 (together with all exhibits and schedules hereto, this “Tenth Amendment”), is entered into by and between BROAD STREET FUNDING LLC, a Delaware limited liability company (the “Borrower”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as Administrative Agent (in such capacity, the “Administrative Agent”) and as a lender (DBNY and each other Lender party to the Credit Agreement from time to time, the “Lenders” and each a “Lender”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement described below.

RECITALS:

A.

The Borrower and DBNY are parties to a Credit Agreement dated as of March 10, 2010 by and among the Borrower and DBNY, as Administrative Agent and as a Lender, as (i) amended pursuant to that First Amendment to Credit Agreement and to Security Agreement dated as of July 13, 2010, (ii) further amended pursuant to that Second Amendment to Credit Agreement dated as of November 10, 2010, (iii) further amended and restated pursuant to that Third Amendment to Credit Agreement dated as of January 28, 2011, (iv) further amended pursuant to that Fourth Amendment to Credit Agreement dated as of March 23, 2012, (v) further amended pursuant to that Fifth Amendment to Credit Agreement dated as of March 22, 2013, (vi) further amended pursuant to that Sixth Amendment to Credit Agreement dated as of December 20, 2013, (vii) further amended pursuant to that Seventh Amendment to Credit Agreement dated as of December 18, 2014, (viii) and further amended pursuant to that Eighth Amendment to Credit Agreement dated as of April 8, 2015, and (ix) and further amended pursuant to that Ninth Amendment to Credit Agreement dated as of May 14, 2015 (the credit agreement, as amended and amended and restated prior to the date hereof, the “Credit Agreement” and, the Credit Agreement, as amended by this Tenth Amendment, the “Amended Credit Agreement”).

B.

The parties hereto desire, among other things, to amend the Credit Agreement so as to amend the Scheduled Commitment Termination Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.

Amendment of Credit Agreement. Effective as of the Tenth Amendment Closing Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)

The following definition in Annex I to the Credit Agreement is hereby replaced in its entirety with the following:

““Scheduled Commitment Termination Date” means January 19, 2016.”

Section 2.

Conditions Precedent. It shall be a condition precedent to the effectiveness of this Tenth Amendment that each of the following conditions are satisfied (the first date when all such conditions have been satisfied, or waived by the Administrative Agent, the “Tenth Amendment Closing Date”):

(a)

Agreements. The Administrative Agent shall have received executed counterparts of this Tenth Amendment duly executed and delivered by an Authorized Representative of the Borrower.

(b)

Evidence of Authority. The Administrative Agent shall have received:

(1)

a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), dated the Tenth Amendment Closing Date, as to:

(i)

the authority of the Borrower to execute and deliver this Tenth Amendment and to perform its obligations under the Amended Credit Agreement, the Notes, and each other Credit Document executed by it, in each case as amended by this Tenth Amendment and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

(ii)

the authority and signatures of those Persons authorized on behalf of the Borrower to execute and deliver this Tenth Amendment and the other Credit Documents to be executed and delivered in connection with this Tenth Amendment and to act with respect to this Tenth Amendment and each other Credit Document executed or to be executed by the Borrower, upon which certificate each Lender, including each assignee (whether or not it shall have then become a party hereto), may conclusively rely until it shall have received a further certificate of the Borrower canceling or amending such prior certificates;

(iii)

the absence of any changes in the Organic Documents of the Borrower since the copies delivered in connection with the closing of the Fourth Amendment to Credit Agreement (other than replacement of independent managers or other managers under, and in accordance with, the LLC Agreement); and

(iv)

such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.

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(c)

The Administrative Agent shall have received a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the Tenth Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent (which shall be deemed to have been given under the Credit Agreement), to the effect that, as of such date:

(1)

all conditions set forth in this Section 2 (CONDITIONS PRECEDENT) have been fulfilled;

(2)

all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the Tenth Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date);

(3)

all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects as if made on the Tenth Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date); and

(4)

no Default or Event of Default shall be continuing.

(d)

[Reserved].

(e)

[Reserved].

(f)

[Reserved].

(g)

Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses then due and payable to it under the Credit Agreement (including, without limitation, the reasonable fees and disbursements of one counsel for the Administrative Agent incurred in connection with this Tenth Amendment).

(h)

After giving effect to any requested Borrowing on the Tenth Amendment Closing Date (1) the aggregate principal amount of all Loans outstanding will not exceed the Maximum Commitment and (2) the Overcollateralization Test is satisfied.

(i)

Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this Tenth Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this Tenth Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Administrative Agent and its counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Tenth Amendment shall be reasonably satisfactory to counsel to the Administrative Agent.

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Section 3.

Notices. From and after the Tenth Amendment Effective Date, all notices and other communications provided for under the Credit Documents to the Administrative Agent and Lender shall be sent to the following address:

Deutsche Bank Securities Inc.

Attn: Kelly Carver or Sarah Farrokh

5022 Gate Parkway, Suite 400

Jacksonville, FL 32256

Facsimile: (904) 527-6480

Section 4.

Miscellaneous.

(a)

GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b)

Amendments, Etc. None of the terms of this Tenth Amendment may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Administrative Agent (or other applicable party thereto as the case may be), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)

Severability. If any one or more of the covenants, agreements, provisions or terms of this Tenth Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Tenth Amendment and shall in no way affect the validity or enforceability of the other provisions of this Tenth Amendment.

(d)

Counterparts. This Tenth Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(e)

Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f)

Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Tenth Amendment.

(g)

Entire Agreement. This Tenth Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Amended Credit Agreement and the Security Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

BROAD STREET FUNDING LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG , NEW YORK BRANCH as Administrative Agent

By:	/s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:	/s/ Satish Ramakrishna
Name: Satish Ramakrishna
Title: Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:	/s/ David Dirvin
Name: David Dirvin
Title: Managing Director